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                                                                      EXHIBIT 21

                                  SUBSIDIARIES

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                            STATE OF
SUBSIDIARY                  INCORPORATION                  DBA
                            OR ORGANIZATION
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BKCAP Corporation           Delaware          Burger King restaurant
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BKCAP, LLC                  Delaware          Burger King restaurant
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BKCN Corporation            Delaware          Burger King restaurant
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BKCN LLC                    Delaware          Burger King restaurant
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Bravogrand, Inc             Indiana           Burger King restaurant
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Bravokilo, Inc              Indiana           Burger King restaurant
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Chili's Of Christiana,      Delaware          Chili's restaurant
Inc.
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Chili's Of Mount Laurel,    New Jersey        Chili's restaurant
Inc.
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Full Service Dining, Inc.   Indiana           Spageddie's restaurant
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GAGHC, Inc                  Delaware          Grady's American Grill restaurant
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GAGLC, Inc                  Texas             Grady's American Grill restaurant
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Grady's American Grill      Indiana           Grady's American Grill restaurant
Restaurant Corporation
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Grady's American Grill,     Texas             Grady's American Grill restaurant
L.P.
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Grady's, Inc.               Tennessee         Grady's American Grill restaurant
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GRAYCAP Corporation         Delaware          Chili's restaurant
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GRAYCAP, LLC                Delaware          Chili's restaurant
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GRAYCN Corporation          Delaware          Chili's restaurant
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GRAYCN, LLC                 Delaware          Chili's restaurant
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Grayling Corporation        Delaware          Chili's restaurant
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Grayling Management         Virginia          Chili's restaurant
Corporation
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QDI Management, L.L.C.      Indiana           Management company
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Southwest Dining, Inc.      Indiana           Chili's restaurant
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SWCAP Corporation           Delaware          Chili's restaurant
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SWCAP, LLC                  Delaware          Chili's restaurant
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SWCN Corporation            Delaware          Chili's restaurant
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SWCN, LLC                   Delaware          Chili's restaurant
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Tri-State Construction      Indiana           Tri-State Construction Co., Inc.
Co. Inc.
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